                               SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                        CURRENT REPORT
                               Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported):
                                      December 18, 2009

                                     HANCOCK HOLDING COMPANY

                      (Exact name of registrant as specified in its charter)

              Mississippi                 0-13089                  64-0169065
       -------------------------    --------------------     ----------------------
            (State or other            (Commission File        (I.R.S. Employer
            jurisdiction of               Number)            Identification Number)
            incorporation)

                       One Hancock Plaza, 2510 14th Street,
                              Gulfport, Mississippi                    39501
            ------------------------------------------------------------------
                     (Address of principal executive offices)         (Zip code)

                                           (228) 868-4000
              -------------------------------------------------------------
                          (Registrant's telephone number, including area code)

                              INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01.  Regulation FD Disclosure.  On December 18, 2009 Hancock Holding Company
announced its acquisition of Peoples First Community Bank in an FDIC-assisted transaction.
A copy of the press release is attached hereto as Exhibit 99.1.  A presentation dated
December 18, 2009 relating to the acquisition can be accessed at the following link.
http://www.snl.com/irweblinkx/presentations.aspx?iid=100308

Item 8.01.  Other Events.  On December 18, 2009 Hancock Holding Company announced its acquisition of Peoples First Community Bank in an FDIC-assisted transaction. The press release is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated December 18, 2009, headed "Hancock Holding
                             Company announces major Florida bank acquisition"
                             and related financial statements.

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 21, 2009

                                                       HANCOCK HOLDING COMPANY
                                                       (Registrant)

                                                       By:   /s/ Paul D. Guichet
                                                          --------------------------------
                                                             Paul D. Guichet
                                                             Vice President
                                                             Investor Relations

                                           HANCOCK HOLDING COMPANY

For Immediate Release
December 18, 2009

For More Information
Carl J. Chaney, President  & Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, VP, Investor Relations & Corporate Governance
800.522.6542 or 228.563.6559

===================================================================================================================

                         Hancock Holding Company announces major Florida bank acquisition

     GULFPORT,  MS (December 18, 2009) - Hancock  Holding Company  (NASDAQ:  HBHC) - parent company of 110-year old
Hancock Bank - today  announced the company has acquired the banking  operations of Peoples  First  Community  Bank
(Peoples First) through a loss-sharing  agreement with the Federal Deposit Insurance Corporation (FDIC).

     Depositors of Peoples First will  automatically  become depositors of Hancock Bank, and deposits will continue to be insured by the FDIC.  Depositors may access their accounts  through  automated  teller machine  transactions, checks,  and debit card  transactions.  All  offices of People  First will open  under  regular  business  hours on
Saturday,  December 19, 2009,  and Monday,  December 21, 2009,  as branches of Hancock Bank.  Additionally,  checks drawn on Peoples First will continue to be processed,  and loan  customers  should  continue to make their payments as usual.

     Highlights of the combination of Peoples First with Hancock Bank include:

     •   Hancock Bank will acquire approximately $1.8 billion in assets and assume approximately $1.7 billion in liabilities
     •   Other Real Estate Owned will be retained by the FDIC
     •   Discount bid of approximately $236 million and a one percent deposit premium
     •   Immediately accretive to EPS and tangible book value per share
     •   Substantial cash payment from FDIC and expected one-time gain
     •   Loss-sharing agreement where the FDIC covers all acquired loans with reimbursement of 80 percent of losses up to $385 million and 95 percent of losses beyond $385 million
     •   Enables Hancock to enter four strategically important Florida markets (Ft. Walton-Destin, Panama City,
         Jacksonville, and Orlando) and to expand presence in two existing markets (Pensacola and Tallahassee)
     •   Pro forma capital remains very strong and provides cushion for additional acquisitions

     Commenting on the acquisition,  Hancock Holding Company  President and Chief Executive  Officer Carl J. Chaney
said,  "We are very pleased to welcome  Peoples First  customers  and  associates  to the Hancock  family.  Peoples
First  depositors  can rest assured their  deposits  remain safe,  secure,  and  accessible.  The FDIC continues to insure their deposits to the fullest extent  permitted,  reinforced by the proactive risk  management of one of the country's strongest, safest financial institutions, Hancock Bank."

     BauerFinancial, Inc., a leading independent bank analysis and research firm, recently rated Hancock Bank among America's most financially sound banks for the 20th consecutive year.

     Chaney also emphasized Hancock's  business-as-usual  plan to ensure no service interruptions for Peoples First customers.

     "The  loss-sharing  arrangement with the FDIC lessens the significant  credit risk that usually  accompanies a more traditional  merger or acquisition.  This transaction is a strategic growth  opportunity for Hancock Bank with a Florida  banking team that shares the same type of community  commitment and core values that have  distinguished
Hancock since 1899.  This  partnership  further  expands  Hancock's  current  Florida  footprint  into  attractive, long-term growth markets in the Florida Panhandle, and Central Florida," said Chaney.

     Peoples  First has 29  branches  across the Florida  Panhandle  and Central  Florida,  including  metropolitan centers such as Pensacola,  Panama City,  Jacksonville,  and Orlando. With this transaction,  Hancock will increase the  company's  total  banking and  financial  services  offices to more than 180  locations  in Florida,  Alabama,
Mississippi, and Louisiana.

     Keefe Bruyette & Woods,  Inc.,  advised  Hancock Holding Company on the  transaction.  Additional  information about this  transaction  is available in a supplemental  PDF  presentation  to be posted to the Investor  Relations portion of Hancock's  web site  (www.hancockbank.com)  on Friday,  December 18, 2009,  at  approximately  5:30 p.m.
(CST).

About Hancock Holding Company

     Hancock  Holding  Company - parent  company  of  Hancock  Bank  (Mississippi  and  Florida),  Hancock  Bank of
Louisiana,  and Hancock  Bank of Alabama - had assets of  approximately  $6.8  billion as of  September  30,  2009.
Founded  in 1899,  Hancock  Bank has  ranked  as one of the  nation's  Top 10 Best  Banks  for two  years in a row, according to Bank Director Magazine, and is listed by Forbes.com among the Top 100 Most Trustworthy Companies.

     More corporate information and e-banking are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the Company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

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